AMENDMENT TO LIMITED CREDIT GUARANTY AGREEMENT


         THIS AGREEMENT is executed as of March 24, 1999, by CAVALIER HOMES, INC., a Delaware corporation (the "Guarantor"), and FIRST COMMERCIAL BANK, a state banking corporation (the "Bank").


                                     Recital

                  Pursuant to that certain Credit Agreement (Letter of Credit) (the "Credit Agreement") dated July 15, 1997 from Lamraft, L.P. (the "Borrower") to the Bank, the Bank issued its Irrevocable Letter of Credit (the "Letter of Credit") No. 921 dated July 22, 1997 to secure $3,000,000 Adjustable Rate Industrial Development Revenue Bonds, Series 1997 (Lamraft, L.P. Project) (the "Bonds") issued by the Hillsboro Industrial Development Corporation to finance an industrial manufacturing project (the "Project") for use by the Borrower. The Guarantor executed and delivered to the Credit Obligor that certain Limited Credit Guaranty Agreement (the "Limited Credit Guaranty Agreement") dated July 15, 1997 guaranteeing a portion of the Borrower's obligations under the Credit Agreement, as well as all other indebtedness of the Borrower to the Credit Obligor. The Borrower has requested the Credit Obligor to amend the Limited Credit Guaranty Agreement to delete the provision thereof that guarantees such other indebtedness, so that pursuant to the Limited Credit Guaranty Agreement, and after the amendment, the Guarantor will guarantee only a portion of the Credit Agreement obligations and certain other obligations related thereto specifically enumerated in the Limited Credit Guaranty Agreement. The Bank has agreed to do so pursuant to the terms of this Agreement.


                                    Agreement

         NOW THEREFORE, in consideration of the foregoing Recitals and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Bank and the Guarantor hereby agree as follows:

         1.       Amendment to Limited Credit Guaranty Agreement.    The Limited
Credit  Guaranty  Agreement  is hereby amended as follows:

                                    (a)  to  amend  the   definition  of  Credit
                           Guaranty to read as follows: "`Credit Guaranty' shall mean collectively the Limited Guaranty Agreements dated as of July 15, 1997 by the Guarantors other than the Oakwood Homes Corporation, as amended by Amendment to Limited Guaranty Agreements dated as of March 24, 1999 and the Limited Credit Guaranty Agreement dated as of March 24, 1999 by Oakwood Homes Corporation in favor of the Credit Obligor."

                                    (b) to amend the definition of Guarantors to
                           read as follows: "Guarantors" means collectively the following and the respective heirs, executors, administrators and assigns thereof:

                                            (i)      Lee Roy Jordan;
                                            (ii)     Cavalier Homes, Inc.;
                                            (iii)    Patriot Homes, Inc.;
                                            (iv)     Oakwood Homes, Inc.; and
                                            (v)      Southern Energy Homes, Inc.

                                    (c) to delete  therefrom    subdivision  (8)
                           of  subsection 2.01(a).

         2. No Events of Default; No Claims; Continuing Effect of Limited Credit Guaranty Agreement. The Borrower hereby represents and warrants that no Events of Default, and no events that with the passage of time or the giving of notice or both would constitute an Event of Default, have occurred under the Limited Credit Guaranty Agreement. The Guarantor represents and warrants that it has no claims against the Credit Obligor and no defenses, counterclaims, or setoffs to or against its or his obligations under the Limited Credit Guaranty Agreement. To the extent that such claims, defenses, counterclaims or setoffs exist, the same are hereby released and relinquished. Except as expressly amended hereby, the Limited Credit Guaranty Agreement remains and shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the Credit Obligor and the Guarantor have caused this Agreement to be executed by its duly authorized officer as of the day and year first written above.

                                               FIRST COMMERCIAL BANK


                                       By  /s/ Paul M. Schabacker
                                          ______________________________________

                                       Name:  Paul M. Schabacker
                                            ____________________________________

                                       Title: Vice President
                                             ___________________________________


                                                    CAVALIER HOMES, INC.


                                       By /s/ Michael R. Murphy
                                          ______________________________________

                                       Name: Michael R. Murphy
                                            ____________________________________

                                       Title: Vice President
                                             ___________________________________